================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 14, 2003


                            LOEHMANN'S HOLDINGS, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                   0-28410                      13-4129380
           --------                   -------                     -----------
(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)               File No.)              Identification No.)


2500 Halsey Street, Bronx, NY                                           10461
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (718) 409-2000


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

         On October 14, 2003, Loehmann's Holdings, Inc. announced the redemption of $5.7 million of its outstanding 11% senior notes, which represents the balance of its outstanding notes.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Exhibits

         99.1    Press Release dated October 14, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2003

                                          LOEHMANN'S HOLDINGS, INC.



                                          By: /s/ Robert Glass
                                              --------------------------------
                                              Name:  Robert Glass
                                              Title: Chief Operating Officer,
                                              Chief Financial Officer
                                              and Secretary

                                 EXHIBIT INDEX

     EXHIBIT NO.   DESCRIPTION
     -----------   -----------
     99.1          Press Release dated October 14, 2003